Filed Pursuant to Rule 433
                                                    Registration No.: 333-132809

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE E-MAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

FFMLT 2006-FF6

Assumptions

 Run to maturity
 Few LIBOR as indicated
 Prepayment Assumption as stated below

Prepay Vector 1
---------------
Fixed Rate               Prepayment start at 5% CPR in month 1, and increase to 18 CPR in month 12 and remain at 13 CPR thereafter
 2/28 ARM                5% CPR in month 1, ramp up to 27 CPR in month 12 and remaining at 27 CPR until month 23, increasing and remaining constant at 40 CPR from month 24 until month 28, 25CPR thereafter.
 3/27 ARM                5% CPR in month 1, ramp up to 27 CPR in month 12 and remaining at 27 CPR until month 35, increasing and remaining constant at 40 CPR from month 36 until month 40, 25 CPR thereafter.
2/28 IO                  5% CPR in month 1, ramp up to 22 CPR in month 12 and remaining at 22 CPR until month 23, increasing and remaining constant at 40 CPR from month 24 until month 28, 25CPR thereafter.
2/28 30/40 Balloon       5% CPR in month 1, ramp up to 22 CPR in month 12 and remaining at 22 CPR until month 23, increasing and remaining constant at 40 CPR from month 24 until month 28, 25CPR thereafter.
5 YR ARM IO              5% CPR in month 1, ramp up to 18 CPR in month 12, 18 CPR thereafter
5/25 ARM                 5% CPR in month 1, ramp up to 22 CPR in month 12 and remain at 22 CPR thereafter

Please use Fixed rate vector for all the IO fixed rate loans and baloons.
Please use 3/27 vector for the IO 3/27s

Prepay Vector 2
---------------

Fixed Rate               Prepayment start at 5% CPR in month 1, and increase to 15 CPR in month 12 and remain at 13 CPR thereafter
 2/28 ARM                5% CPR in month 1, ramp up to 22 CPR in month 12 and remaining at 22 CPR until month 23, increasing and remaining constant at 40 CPR from month 24 until month 28, 22 CPR thereafter.
 3/27 ARM                5% CPR in month 1, ramp up to 22 CPR in month 12 and remaining at 22 CPR until month 35, increasing and remaining constant at 40 CPR from month 36 until month 40, 22 CPR thereafter.
2/28 IO                  5% CPR in month 1, ramp up to 18 CPR in month 12 and remaining at 18 CPR until month 23, increasing and remaining constant at 40 CPR from month 24 until month 28, 23CPR thereafter.
2/28 30/40 Balloon       5% CPR in month 1, ramp up to 22 CPR in month 12 and remaining at 22 CPR until month 23, increasing and remaining constant at 40 CPR from month 24 until month 28, 25CPR thereafter.
5 YR ARM IO              5% CPR in month 1, ramp up to 18 CPR in month 12, 18 CPR thereafter
5/25 ARM                 5% CPR in month 1, ramp up to 22 CPR in month 12 and remain at 22 CPR thereafter

Please use Fixed rate vector for all the IO fixed rate loans and baloons.
Please use 3/27 vector for the IO 3/27s

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

--------------------------------------------------
   Period         Fwd LIBOR         Fwd LIBOR
                     1m                6m
--------------------------------------------------
        1             5.085             5.261
        2             5.098             5.274
        3             5.156             5.305
        4             5.220             5.337
        5             5.247             5.345
        6             5.272             5.348
        7             5.292             5.347
        8             5.283             5.340
        9             5.351             5.335
       10             5.270             5.316
       11             5.265             5.309
       12             5.264             5.303
       13             5.260             5.296
       14             5.250             5.290
       15             5.238             5.285
       16             5.231             5.282
       17             5.225             5.280
       18             5.221             5.281
       19             5.219             5.284
       20             5.222             5.287
       21             5.224             5.291
       22             5.227             5.296
       23             5.230             5.303
       24             5.232             5.311
       25             5.238             5.320
       26             5.246             5.328
       27             5.256             5.340
       28             5.265             5.348
       29             5.273             5.357
       30             5.283             5.365
       31             5.291             5.377
       32             5.303             5.387
       33             5.311             5.397
       34             5.321             5.410
       35             5.330             5.420
       36             5.343             5.433
       37             5.353             5.444
       38             5.366             5.455
       39             5.379             5.468
       40             5.389             5.475
       41             5.400             5.485
       42             5.410             5.492
       43             5.418             5.500
       44             5.429             5.506
       45             5.433             5.512
       46             5.442             5.520
       47             5.446             5.527
       48             5.453             5.537
       49             5.458             5.543
       50             5.468             5.553
       51             5.477             5.562
       52             5.484             5.566
       53             5.494             5.573
       54             5.499             5.577
       55             5.507             5.584
       56             5.513             5.587
       57             5.516             5.592
       58             5.522             5.596
       59             5.525             5.601
       60             5.530             5.608
       61             5.533             5.611
       62             5.539             5.618
       63             5.543             5.623
       64             5.549             5.628
       65             5.555             5.635
       66             5.559             5.638
       67             5.565             5.644
       68             5.571             5.649
       69             5.574             5.653
       70             5.581             5.659
       71             5.585             5.666
       72             5.590             5.670
       73             5.595             5.676
       74             5.601             5.682
       75             5.606             5.687
       76             5.613             5.692
       77             5.616             5.697
       78             5.622             5.702
       79             5.628             5.708
       80             5.633             5.714
       81             5.637             5.719
       82             5.644             5.725
       83             5.648             5.732
       84             5.654             5.738
       85             5.661             5.743
       86             5.665             5.749
       87             5.672             5.756
       88             5.679             5.762
       89             5.683             5.765
       90             5.689             5.769
       91             5.694             5.774
       92             5.700             5.779
       93             5.704             5.782
       94             5.707             5.787
       95             5.711             5.793
       96             5.716             5.799
       97             5.720             5.804
       98             5.725             5.808
       99             5.731             5.815
      100             5.737             5.818
      101             5.741             5.821
      102             5.746             5.823
      103             5.748             5.826
      104             5.754             5.828
      105             5.754             5.829
      106             5.758             5.833
      107             5.759             5.836
      108             5.762             5.840
      109             5.762             5.842
      110             5.766             5.845
      111             5.771             5.850
      112             5.772             5.850
      113             5.776             5.853
      114             5.779             5.856
      115             5.781             5.856
      116             5.785             5.858
      117             5.783             5.859
      118             5.787             5.861
      119             5.789             5.863
      120             5.787             5.864
      121             5.790             5.867
      122             5.794             5.870
      123             5.794             5.872
      124             5.797             5.873
      125             5.799             5.876
      126             5.800             5.875
      127             5.802             5.876
      128             5.804             5.876
      129             5.803             5.877
      130             5.807             5.878
      131             5.805             5.878
      132             5.806             5.880
      133             5.807             5.881
      134             5.809             5.884
      135             5.808             5.884
      136             5.810             5.885
      137             5.811             5.887
      138             5.812             5.888
      139             5.814             5.890
      140             5.815             5.891
      141             5.816             5.894
      142             5.820             5.897
      143             5.820             5.902
      144             5.823             5.905
      145             5.826             5.908
      146             5.831             5.912
      147             5.835             5.914
      148             5.840             5.914
      149             5.839             5.913
      150             5.842             5.913
      151             5.843             5.912
      152             5.843             5.910
      153             5.841             5.905
      154             5.840             5.902
      155             5.836             5.899
      156             5.834             5.896
      157             5.831             5.893
      158             5.823             5.889
      159             5.820             5.890
      160             5.819             5.891
      161             5.815             5.890
      162             5.815             5.893
      163             5.816             5.898
      164             5.819             5.902
      165             5.822             5.907
      166             5.825             5.914
      167             5.830             5.921
      168             5.839             5.928
      169             5.845             5.933
      170             5.852             5.938
      171             5.860             5.943
      172             5.863             5.943
      173             5.868             5.944
      174             5.871             5.943
      175             5.872             5.941
      176             5.874             5.938
      177             5.869             5.934
      178             5.869             5.933
      179             5.865             5.930
      180             5.862             5.930
      181             5.856             5.926
      182             5.856             5.926
      183             5.854             5.926
      184             5.853             5.923
      185             5.853             5.922
      186             5.849             5.919
      187             5.850             5.919
      188             5.849             5.917
      189             5.846             5.916
      190             5.846             5.914
      191             5.843             5.913
      192             5.844             5.914
      193             5.842             5.911
      194             5.842             5.911
      195             5.838             5.909
      196             5.838             5.908
      197             5.837             5.907
      198             5.835             5.904
      199             5.834             5.903
      200             5.834             5.901
      201             5.830             5.899
      202             5.831             5.898
      203             5.827             5.895
      204             5.826             5.895
      205             5.825             5.894
      206             5.825             5.894
      207             5.822             5.892
      208             5.822             5.890
      209             5.820             5.889
      210             5.818             5.886
      211             5.818             5.885
      212             5.815             5.883
      213             5.813             5.881
      214             5.813             5.880
      215             5.809             5.878
      216             5.809             5.877
      217             5.808             5.875
      218             5.805             5.872
      219             5.804             5.873
      220             5.804             5.871
      221             5.800             5.868
      222             5.799             5.866
      223             5.798             5.864
      224             5.796             5.863
      225             5.794             5.860
      226             5.792             5.857
      227             5.789             5.857
      228             5.789             5.856
      229             5.788             5.855
      230             5.785             5.852
      231             5.783             5.852
      232             5.782             5.849
      233             5.780             5.846
      234             5.779             5.844
      235             5.776             5.842
      236             5.776             5.840
      237             5.771             5.836
      238             5.770             5.836
      239             5.768             5.833
      240             5.768             5.833
      241             5.764             5.829
      242             5.762             5.828
      243             5.761             5.827
      244             5.757             5.823
      245             5.756             5.821
      246             5.754             5.818
      247             5.751             5.816
      248             5.750             5.814
      249             5.746             5.810
      250             5.745             5.810
      251             5.742             5.807
      252             5.742             5.808
      253             5.738             5.804
      254             5.737             5.803
      255             5.735             5.802
      256             5.733             5.798
      257             5.732             5.797
      258             5.728             5.794
      259             5.728             5.793
      260             5.727             5.790
      261             5.722             5.788
      262             5.722             5.787
      263             5.720             5.785
      264             5.718             5.783
      265             5.717             5.782
      266             5.716             5.782
      267             5.713             5.779
      268             5.712             5.778
      269             5.710             5.777
      270             5.708             5.774
      271             5.708             5.772
      272             5.705             5.769
      273             5.703             5.768
      274             5.703             5.767
      275             5.700             5.767
      276             5.700             5.766
      277             5.698             5.764
      278             5.697             5.764
      279             5.696             5.762
      280             5.696             5.761
      281             5.692             5.758
      282             5.692             5.757
      283             5.691             5.756
      284             5.690             5.755
      285             5.688             5.753
      286             5.687             5.752
      287             5.685             5.752
      288             5.685             5.752
      289             5.685             5.750
      290             5.682             5.748
      291             5.682             5.749
      292             5.682             5.748
      293             5.679             5.746
      294             5.679             5.744
      295             5.678             5.744
      296             5.678             5.744
      297             5.676             5.741
      298             5.675             5.739
      299             5.673             5.738
      300             5.674             5.737
      301             5.673             5.735
      302             5.669             5.730
      303             5.666             5.730
      304             5.664             5.726
      305             5.661             5.723
      306             5.659             5.720
      307             5.655             5.717
      308             5.654             5.715
      309             5.649             5.711
      310             5.648             5.710
      311             5.645             5.708
      312             5.644             5.708
      313             5.641             5.704
      314             5.640             5.703
      315             5.638             5.703
      316             5.636             5.699
      317             5.635             5.698
      318             5.631             5.695
      319             5.631             5.695
      320             5.631             5.693
      321             5.626             5.691
      322             5.627             5.690
      323             5.624             5.689
      324             5.625             5.690
      325             5.623             5.689
      326             5.623             5.688
      327             5.620             5.687
      328             5.621             5.687
      329             5.621             5.687
      330             5.619             5.685
      331             5.619             5.685
      332             5.619             5.684
      333             5.617             5.684
      334             5.619             5.684
      335             5.616             5.683
      336             5.617             5.685
      337             5.617             5.685
      338             5.618             5.687
      339             5.617             5.686
      340             5.618             5.687
      341             5.619             5.688
      342             5.619             5.687
      343             5.620             5.688
      344             5.620             5.687
      345             5.620             5.689
      346             5.622             5.690
      347             5.621             5.692
      348             5.623             5.694
      349             5.624             5.695
      350             5.626             5.697
      351             5.626             5.698
      352             5.629             5.700
      353             5.629             5.700
      354             5.631             5.702
      355             5.633             5.704
      356             5.633             5.706
      357             5.636             5.709
      358             5.638             5.711
      359             5.639             5.715
      360             5.642             5.719
      361             5.644             5.724
---------------------------------------------

FFMLT 2006-FF6

                                   ---------------------------------------------
                                         Fwd + 100             Fwd + 200
            --------------------------------------------------------------------
Vector 1    WAL                                     2.45                   2.45
            Mod Durn                                2.24                   2.20
            Principal Window           May08 - Aug09         May08 - Aug09
            --------------------------------------------------------------------
Vector 2    WAL                                     2.80                   2.80
            Mod Durn                                2.52                   2.48
            Principal Window           Jul08 - Jan10         Jul08 - Jan10
            --------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

FFMLT 2006-FF6
 FWD LIBOR + 100

Period      Date           Principal      Interest       Cash Flow      Balance         Effective Cpn     WAC Cap       LIBOR_1MO
------      ----           ---------      --------       ---------      -------         -------------     -------       ---------
                              23,985,068      8,465,104     32,450,171
          0   05/16/06                 -              -              -      59,157,000
          1   05/25/06                 -         91,472         91,472      59,157,000         6.185           23.732        6.085
          2   06/25/06                 -        315,731        315,731      59,157,000         6.198            7.393        6.098
          3   07/25/06                 -        308,405        308,405      59,157,000         6.256            7.668        6.156
          4   08/25/06                 -        321,946        321,946      59,157,000         6.320            7.501        6.220
          5   09/25/06                 -        323,321        323,321      59,157,000         6.347            7.519        6.247
          6   10/25/06                 -        314,124        314,124      59,157,000         6.372            7.756        6.272
          7   11/25/06                 -        325,613        325,613      59,157,000         6.392            7.540        6.292
          8   12/25/06                 -        314,666        314,666      59,157,000         6.383            7.741        6.283
          9   01/25/07                 -        328,619        328,619      59,157,000         6.451            7.563        6.351
         10   02/25/07                 -        324,493        324,493      59,157,000         6.370            7.474        6.270
         11   03/25/07                 -        292,860        292,860      59,157,000         6.365            8.167        6.265
         12   04/25/07                 -        324,187        324,187      59,157,000         6.364            7.434        6.264
         13   05/25/07                 -        313,532        313,532      59,157,000         6.360            7.634        6.260
         14   06/25/07                 -        323,474        323,474      59,157,000         6.350            7.383        6.250
         15   07/25/07                 -        312,448        312,448      59,157,000         6.338            7.578        6.238
         16   08/25/07                 -        322,506        322,506      59,157,000         6.331            7.331        6.231
         17   09/25/07                 -        322,200        322,200      59,157,000         6.325            7.309        6.225
         18   10/25/07                 -        311,610        311,610      59,157,000         6.321            7.515        6.221
         19   11/25/07                 -        321,895        321,895      59,157,000         6.319            7.274        6.219
         20   12/25/07                 -        311,659        311,659      59,157,000         6.322            7.482        6.222
         21   01/25/08                 -        322,149        322,149      59,157,000         6.324            7.244        6.224
         22   02/25/08                 -        322,302        322,302      59,157,000         6.327            7.231        6.227
         23   03/25/08                 -        301,651        301,651      59,157,000         6.330            7.976        6.230
         24   04/25/08                 -        322,557        322,557      59,157,000         6.332            8.999        6.232
         25   05/25/08         5,241,303        312,448      5,553,750      53,915,697         6.338            9.215        6.238
         26   06/25/08         7,376,164        294,628      7,670,792      46,539,533         6.346            8.872        6.246
         27   07/25/08         6,746,161        246,504      6,992,665      39,793,372         6.356            9.101        6.256
         28   08/25/08         4,621,440        218,106      4,839,546      35,171,932         6.365            8.798        6.265
         29   09/25/08         4,514,230        193,019      4,707,248      30,657,703         6.373            8.872        6.273
         30   10/25/08         4,404,670        163,073      4,567,744      26,253,033         6.383            9.645        6.283
         31   11/25/08         4,302,905        144,480      4,447,384      21,950,128         6.391            9.330        6.291
         32   12/25/08         4,203,550        117,122      4,320,672      17,746,578         6.403            9.616        6.303
         33   01/25/09         4,106,547         97,971      4,204,519      13,640,031         6.411            9.303        6.311
         34   02/25/09         4,024,644         75,418      4,100,062       9,615,387         6.421            9.309        6.321
         35   03/25/09         4,448,134         48,088      4,496,222       5,167,253         6.430           10.309        6.330
         36   04/25/09         4,312,513         28,669      4,341,181         854,740         6.443           10.104        6.343
         37   05/25/09                 -          4,596          4,596         854,740         6.453           10.417        6.353
         38   06/25/09                 -          4,759          4,759         854,740         6.466           10.079        6.366
         39   07/25/09           729,065          4,615        733,680         125,675         6.479           10.392        6.379
         40   08/25/09           125,675            702        126,377               -         6.489           10.052        6.389

 FWD LIBOR + 200

Period      Date           Principal      Interest        Cash Flow       Balance       Effective Coupon  Coupon cap Rate  LIBOR_1MO
------      ----           ---------      --------        ---------       -------       ----------------  ---------------  ---------
                              59,157,000      10,821,139      69,978,139
          0   05/16/06                 -               -               -     59,157,000
          1   05/25/06                 -         106,261         106,261     59,157,000          7.185           24.711       7.085
          2   06/25/06                 -         366,672         366,672     59,157,000          7.198            8.368       7.098
          3   07/25/06                 -         357,703         357,703     59,157,000          7.256            8.637       7.156
          4   08/25/06                 -         372,886         372,886     59,157,000          7.320            8.463       7.220
          5   09/25/06                 -         374,262         374,262     59,157,000          7.347            8.471       7.247
          6   10/25/06                 -         363,421         363,421     59,157,000          7.372            8.697       7.272
          7   11/25/06                 -         376,554         376,554     59,157,000          7.392            8.469       7.292
          8   12/25/06                 -         363,963         363,963     59,157,000          7.383            8.655       7.283
          9   01/25/07                 -         379,560         379,560     59,157,000          7.451            8.461       7.351
         10   02/25/07                 -         375,433         375,433     59,157,000          7.370            8.352       7.270
         11   03/25/07                 -         338,871         338,871     59,157,000          7.365            9.025       7.265
         12   04/25/07                 -         375,128         375,128     59,157,000          7.364            8.270       7.264
         13   05/25/07                 -         362,830         362,830     59,157,000          7.360            8.447       7.260
         14   06/25/07                 -         374,415         374,415     59,157,000          7.350            8.174       7.250
         15   07/25/07                 -         361,745         361,745     59,157,000          7.338            8.348       7.238
         16   08/25/07                 -         373,447         373,447     59,157,000          7.331            8.080       7.231
         17   09/25/07                 -         373,141         373,141     59,157,000          7.325            8.038       7.225
         18   10/25/07                 -         360,907         360,907     59,157,000          7.321            8.224       7.221
         19   11/25/07                 -         372,835         372,835     59,157,000          7.319            7.963       7.219
         20   12/25/07                 -         360,956         360,956     59,157,000          7.322            8.153       7.222
         21   01/25/08                 -         373,090         373,090     59,157,000          7.324            7.896       7.224
         22   02/25/08                 -         373,243         373,243     59,157,000          7.327            7.864       7.227
         23   03/25/08                 -         349,306         349,306     59,157,000          7.330            8.593       7.230
         24   04/25/08                 -         373,498         373,498     59,157,000          7.332            9.599       7.232
         25   05/25/08         5,241,301         361,745       5,603,046     53,915,699          7.338            9.751       7.238
         26   06/25/08         7,376,163         341,056       7,717,219     46,539,535          7.346            9.352       7.246
         27   07/25/08         6,746,160         285,287       7,031,448     39,793,375          7.356            9.536       7.256
         28   08/25/08         4,621,440         252,373       4,873,812     35,171,936          7.365            9.221       7.265
         29   09/25/08         4,514,218         223,306       4,737,524     30,657,717          7.373            9.280       7.273
         30   10/25/08         4,404,634         188,622       4,593,255     26,253,084          7.383           10.039       7.283
         31   11/25/08         4,302,870         167,087       4,469,957     21,950,214          7.391            9.709       7.291
         32   12/25/08         4,203,516         135,415       4,338,931     17,746,698          7.403            9.981       7.303
         33   01/25/09         4,106,515         113,254       4,219,769     13,640,182          7.411            9.653       7.311
         34   02/25/09         4,024,613          87,165       4,111,778      9,615,569          7.421            9.667       7.321
         35   03/25/09         4,448,019          55,567       4,503,586      5,167,550          7.430           10.719       7.330
         36   04/25/09         4,310,453          33,120       4,343,573        857,097          7.443           10.745       7.343
         37   05/25/09                 -           5,323           5,323        857,097          7.453           11.058       7.353
         38   06/25/09                 -           5,510           5,510        857,097          7.466           10.700       7.366
         39   07/25/09           726,490           5,342         731,831        130,608          7.479           11.014       7.379
         40   08/25/09           130,608             842         131,450              -          7.489           10.655       7.389

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

FFMLT 2006-FF6
 FWD LIBOR + 100

Period     Date         Principal         Interest        Cash Flow       Balance       Effective Coupon  Couponcap Rate   LIBOR_1MO
------     ----         ---------         --------        ---------       -------       ----------------  --------------   ---------
                               59,157,000     10,686,739      69,843,739
          0   05/16/06                  -              -               -      59,157,000
          1   05/25/06                  -         91,472          91,472      59,157,000          6.185           23.732       6.085
          2   06/25/06                  -        315,731         315,731      59,157,000          6.198            7.393       6.098
          3   07/25/06                  -        308,405         308,405      59,157,000          6.256            7.667       6.156
          4   08/25/06                  -        321,946         321,946      59,157,000          6.320            7.499       6.220
          5   09/25/06                  -        323,321         323,321      59,157,000          6.347            7.515       6.247
          6   10/25/06                  -        314,124         314,124      59,157,000          6.372            7.751       6.272
          7   11/25/06                  -        325,613         325,613      59,157,000          6.392            7.533       6.292
          8   12/25/06                  -        314,666         314,666      59,157,000          6.383            7.732       6.283
          9   01/25/07                  -        328,619         328,619      59,157,000          6.451            7.551       6.351
         10   02/25/07                  -        324,493         324,493      59,157,000          6.370            7.460       6.270
         11   03/25/07                  -        292,860         292,860      59,157,000          6.365            8.150       6.265
         12   04/25/07                  -        324,187         324,187      59,157,000          6.364            7.415       6.264
         13   05/25/07                  -        313,532         313,532      59,157,000          6.360            7.612       6.260
         14   06/25/07                  -        323,474         323,474      59,157,000          6.350            7.360       6.250
         15   07/25/07                  -        312,448         312,448      59,157,000          6.338            7.553       6.238
         16   08/25/07                  -        322,506         322,506      59,157,000          6.331            7.305       6.231
         17   09/25/07                  -        322,200         322,200      59,157,000          6.325            7.281       6.225
         18   10/25/07                  -        311,610         311,610      59,157,000          6.321            7.486       6.221
         19   11/25/07                  -        321,895         321,895      59,157,000          6.319            7.243       6.219
         20   12/25/07                  -        311,659         311,659      59,157,000          6.322            7.450       6.222
         21   01/25/08                  -        322,149         322,149      59,157,000          6.324            7.211       6.224
         22   02/25/08                  -        322,302         322,302      59,157,000          6.327            7.196       6.227
         23   03/25/08                  -        301,651         301,651      59,157,000          6.330            7.937       6.230
         24   04/25/08                  -        322,557         322,557      59,157,000          6.332            8.977       6.232
         25   05/25/08                  -        312,448         312,448      59,157,000          6.338            9.194       6.238
         26   06/25/08                  -        323,270         323,270      59,157,000          6.346            8.851       6.246
         27   07/25/08          2,998,155        313,335       3,311,490      56,158,845          6.356            9.082       6.256
         28   08/25/08          4,402,224        307,805       4,710,029      51,756,621          6.365            8.777       6.265
         29   09/25/08          4,313,556        284,033       4,597,589      47,443,066          6.373            8.849       6.273
         30   10/25/08          4,221,276        252,358       4,473,633      43,221,790          6.383            9.625       6.283
         31   11/25/08          4,136,611        237,865       4,374,476      39,085,179          6.391            9.310       6.291
         32   12/25/08          4,053,674        208,552       4,262,226      35,031,505          6.403            9.597       6.303
         33   01/25/09          3,972,427        193,394       4,165,822      31,059,078          6.411            9.283       6.311
         34   02/25/09          3,912,939        171,732       4,084,671      27,146,139          6.421            9.288       6.321
         35   03/25/09          4,645,583        135,761       4,781,344      22,500,556          6.430           10.290       6.330
         36   04/25/09          4,506,146        124,836       4,630,982      17,994,410          6.443           10.123       6.343
         37   05/25/09          2,538,848         96,765       2,635,613      15,455,562          6.453           10.440       6.353
         38   06/25/09          2,616,867         86,056       2,702,923      12,838,695          6.466           10.103       6.366
         39   07/25/09          2,535,482         69,318       2,604,800      10,303,213          6.479           10.420       6.379
         40   08/25/09          2,064,661         57,572       2,122,233       8,238,552          6.489           10.082       6.389
         41   09/25/09          2,023,535         46,113       2,069,648       6,215,017          6.500           10.079       6.400
         42   10/25/09          1,982,060         33,716       2,015,776       4,232,957          6.510           10.602       6.410
         43   11/25/09          1,942,635         23,758       1,966,394       2,290,322          6.518           10.254       6.418
         44   12/25/09          1,904,010         12,461       1,916,471         386,312          6.529           10.575       6.429
         45   01/25/10            386,312          2,173         388,485               -          6.533           10.227       6.433

 FWD LIBOR + 200

Period     Date          Principal       Interest       Cash Flow       Balance         Effective Coupon  Coupon cap Rate  LIBOR_1MO
------     ----          ---------       --------       ---------       -------         ----------------  ---------------  ---------
                               59,157,000     12,369,105      71,526,105
          0   05/16/06                  -              -               -      59,157,000
          1   05/25/06                  -        106,261         106,261      59,157,000          7.185           24.711       7.085
          2   06/25/06                  -        366,672         366,672      59,157,000          7.198            8.368       7.098
          3   07/25/06                  -        357,703         357,703      59,157,000          7.256            8.635       7.156
          4   08/25/06                  -        372,886         372,886      59,157,000          7.320            8.459       7.220
          5   09/25/06                  -        374,262         374,262      59,157,000          7.347            8.464       7.247
          6   10/25/06                  -        363,421         363,421      59,157,000          7.372            8.687       7.272
          7   11/25/06                  -        376,554         376,554      59,157,000          7.392            8.454       7.292
          8   12/25/06                  -        363,963         363,963      59,157,000          7.383            8.636       7.283
          9   01/25/07                  -        379,560         379,560      59,157,000          7.451            8.436       7.351
         10   02/25/07                  -        375,433         375,433      59,157,000          7.370            8.323       7.270
         11   03/25/07                  -        338,871         338,871      59,157,000          7.365            8.990       7.265
         12   04/25/07                  -        375,128         375,128      59,157,000          7.364            8.229       7.264
         13   05/25/07                  -        362,830         362,830      59,157,000          7.360            8.401       7.260
         14   06/25/07                  -        374,415         374,415      59,157,000          7.350            8.124       7.250
         15   07/25/07                  -        361,745         361,745      59,157,000          7.338            8.294       7.238
         16   08/25/07                  -        373,447         373,447      59,157,000          7.331            8.022       7.231
         17   09/25/07                  -        373,141         373,141      59,157,000          7.325            7.977       7.225
         18   10/25/07                  -        360,907         360,907      59,157,000          7.321            8.159       7.221
         19   11/25/07                  -        372,835         372,835      59,157,000          7.319            7.896       7.219
         20   12/25/07                  -        360,956         360,956      59,157,000          7.322            8.082       7.222
         21   01/25/08                  -        373,090         373,090      59,157,000          7.324            7.823       7.224
         22   02/25/08                  -        373,243         373,243      59,157,000          7.327            7.789       7.227
         23   03/25/08                  -        349,306         349,306      59,157,000          7.330            8.512       7.230
         24   04/25/08                  -        373,498         373,498      59,157,000          7.332            9.535       7.232
         25   05/25/08                  -        361,745         361,745      59,157,000          7.338            9.693       7.238
         26   06/25/08                  -        374,211         374,211      59,157,000          7.346            9.298       7.246
         27   07/25/08          2,998,152        362,632       3,360,785      56,158,848          7.356            9.485       7.256
         28   08/25/08          4,402,223        356,164       4,758,387      51,756,625          7.365            9.168       7.265
         29   09/25/08          4,313,545        328,601       4,642,146      47,443,080          7.373            9.226       7.273
         30   10/25/08          4,221,236        291,894       4,513,130      43,221,844          7.383            9.989       7.283
         31   11/25/08          4,136,574        275,084       4,411,658      39,085,270          7.391            9.659       7.291
         32   12/25/08          4,053,637        241,124       4,294,761      35,031,633          7.403            9.931       7.303
         33   01/25/09          3,972,392        223,561       4,195,953      31,059,241          7.411            9.603       7.311
         34   02/25/09          3,912,906        198,478       4,111,384      27,146,335          7.421            9.615       7.321
         35   03/25/09          4,645,461        156,876       4,802,337      22,500,874          7.430           10.667       7.330
         36   04/25/09          4,503,829        144,214       4,648,043      17,997,045          7.443           10.735       7.343
         37   05/25/09          2,538,493        111,777       2,650,269      15,458,553          7.453           11.053       7.353
         38   06/25/09          2,615,543         99,384       2,714,927      12,843,010          7.466           10.697       7.366
         39   07/25/09          2,534,205         80,044       2,614,249      10,308,804          7.479           11.016       7.379
         40   08/25/09          2,063,431         66,480       2,129,911       8,245,373          7.489           10.659       7.389
         41   09/25/09          2,022,319         53,251       2,075,570       6,223,054          7.500           10.675       7.400
         42   10/25/09          1,979,907         38,946       2,018,853       4,243,146          7.510           11.445       7.410
         43   11/25/09          1,940,561         27,469       1,968,030       2,302,586          7.518           11.068       7.418
         44   12/25/09          1,902,011         14,447       1,916,458         400,575          7.529           11.398       7.429
         45   01/25/10            400,575          2,598         403,173               -          7.533           11.021       7.433

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.